SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) February 21, 2002
                                                        -----------------


                       Chase Mortgage Finance Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



Delaware                               333-76801                52-1495132
--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
of incorporation)                                            Identification No.)

343 Thornall Street,  Edison,  New Jersey                          08837
--------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code   (732) 205-0600
                                                  ------------------------------

                                 Not applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 5.       Other Events

                  Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation) prepared by J.P. Morgan Securities Inc. which are hereby filed pursuant to such letter.

ITEM 7.       Financial Statements and Exhibits

              (c) Exhibits

              Item 601(a)
              of Regulation S-K
              Exhibit No.                Description
              -----------                -----------

              (99) Computational Materials prepared by J.P. Morgan Securities Inc. in connection with Chase Mortgage Finance Corporation, Multi-Class Mortgage
                                         Pass-Through Certificates, Series
                                         2002-S5.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   CHASE MORTGAGE FINANCE CORPORATION



February 21, 2002
-----------------                  By:/s/ Eileen Lindblom
                                      -------------------
                                      Eileen Lindblom
                                      Vice President

                                INDEX TO EXHIBITS

                                                                 Paper (P) or
Exhibit No.       Description                                    Electronic (E)
-----------       -----------                                    --------------

(99)              Computational Materials prepared                    (P)
                  by J.P. Morgan Securities Inc. in
                  connection with Chase Mortgage Finance
                  Corporation, Multi-Class Mortgage
                  Pass-Through Certificates, Series 2002-S5.